UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 28, 2020
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

250 Gibraltar Road	Horsham	PA	19044
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Guarantee of Toll Brothers Finance Corp. 5.625% Senior Notes due 2024	TOL/24	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In the first quarter of fiscal 2020, Toll Brothers, Inc. (the “Company”) appointed Mr. James Boyd and Mr. Robert Parahus as Executive Vice Presidents and Co-Chief Operating Officers to succeed Mr. Richard Hartman, who retired from the position of President and Chief Operating Officer on the same date. Mr. Boyd now has oversight responsibility for the Company’s western region and Mr. Parahus its eastern region. In connection with the succession of the Chief Operating Officer role, the Company made certain changes to its regional management structure and realigned certain of the states falling among its five homebuilding regions, as follows:
Eastern Region:

•	The North region: Connecticut, Delaware, Illinois, Massachusetts, Michigan, Pennsylvania, New Jersey and New York;

•	The Mid-Atlantic region: Georgia, Maryland, North Carolina, Tennessee and Virginia;

•	The South region: Florida, South Carolina and Texas;
Western Region:

•	The Mountain region: Arizona, Colorado, Idaho, Nevada and Utah; and

•	The Pacific region: California, Oregon and Washington.
Previously, the Company’s homebuilding regional segments were:

•	North: Connecticut, Illinois, Massachusetts, Michigan, New Jersey and New York

•	Mid-Atlantic: Delaware, Maryland, Pennsylvania and Virginia

•	South: Florida, Georgia, North Carolina, South Carolina and Texas

•	West: Arizona, Colorado, Idaho, Nevada, Oregon, Utah and Washington

•	California: California
The Company’s new reporting segments are consistent with how the Company’s chief executive officer is assessing operating performance and allocating capital following the realignment of the regional management structure. The realignment did not have any impact on the Company’s consolidated financial position, results of operations, earnings per share or cash flows. Prior period segment information will be recast to conform to the new reporting structure.
The Company is furnishing this Form 8-K to provide investors with historical segment information that is consistent with its new reporting structure. The schedules in Exhibit 99.1 provide unaudited segment information on the basis of the new reporting segments for the previously reported years ended October 31, 2019 and 2018, and the three month periods ended January 31, April 30, July 31 and October 31 of each of 2019 and 2018. The recast financial information contained in Exhibit 99.1 does not represent a restatement or reissuance of previously issued financial statements.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

99.1*	Schedules of unaudited segment information for the years ended October 31, 2019 and 2018, and the three month periods ended January 31, April 30, July 31 and October 31 of each of 2019 and 2018

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	February 28, 2020	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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